FORUM FUNDS

BECK, MACK & OLIVER GLOBAL FUND

Supplement dated May 24, 2013 to the Prospectus dated August 1, 2012

The Average Annual Total Returns Table in the section entitled “Performance Information” on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2011)

	1 Year	5 Year	10 Year
Return Before Taxes	-12.82%	-2.28%	5.02%
Return After Taxes on Distributions	-13.60%	-2.78%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	-7.94%	-1.92%	4.41%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-5.54%	-2.37%	3.62%
MSCI EAFE Index(1) (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

 (1)  The Global Fund is replacing the Standard and Poor’s 500 Index as its secondary benchmark with the MSCI EAFE Index because the Adviser believes the MSCI EAFE Index is a more appropriate alternative measure of the Global Fund’s current investment strategy.  The MSCI EAFE Index measures international equity performance of developed markets outside of North America.

For more information, please contact a Fund customer service representative toll free at (800) 943-6786.

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PLEASE RETAIN FOR FUTURE REFERENCE